EXHIBIT 10.1
                                              EXECUTION COPY

ELEVENTH AMENDMENT (this "Amendment") dated as of September 10, 1999, to the Master Credit Support Agreement dated as of December 3, 1996, between GENESIS CRUDE OIL, L.P., a Delaware limited partnership ("Genesis OLP"), and SALOMON SMITH BARNEY HOLDINGS INC., a Delaware corporation ("SSB Holdings"), as amended by the First Amendment dated as of May 12, 1997, the Second Amendment dated as of August 22, 1997, the Third Amendment dated as of August 1, 1997, the Fourth Amendment dated as of September 29, 1997, the Fifth Amendment dated as of November 14, 1997, the Sixth Amendment dated as of February 13, 1998, the Seventh Amendment dated as of March 20, 1998, the Eighth Amendment dated as of June 30, 1998, the Ninth Amendment dated as of August 14, 1998 and the Tenth Amendment dated as of May 25, 1999 (as amended, the "Credit Agreement").





          A. Genesis OLP and SSB Holdings are parties to the Credit Agreement, pursuant to which SSB Holdings has agreed to extend credit to Genesis OLP, subject to the terms and conditions set forth therein. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

          B.  To make certain changes requested by Genesis
OLP, the parties hereto desire to amend the Credit Agreement as provided herein, subject to the terms and conditions set forth herein.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.  Amendment to Credit Agreement.  The
definition of "Consolidated Current Liabilities" in Section
1.1 of the Credit Agreement is hereby amended to read as follows:

          "Consolidated Current Liabilities" shall mean the current liabilities of Genesis OLP and the Subsidiaries determined on a consolidated basis in accordance with GAAP; provided that Consolidated Current Liabilities shall exclude the amounts of principal and interest owed by Genesis OLP pursuant to the Loan Agreement dated August 14, 1998 between Genesis OLP and Bank One, Texas, N.A., or any refinancing of such working capital facility.

          SECTION 2.  Representations and Warranties.
Genesis OLP hereby represents and warrants to SSB Holdings, on and as of the date hereof, that:

          (a) This Amendment has been duly authorized, executed and delivered by Genesis OLP, and each of this Amendment and the Credit Agreement as amended by this Amendment constitutes a legal, valid and binding obligation of Genesis OLP, enforceable in accordance with its terms.

          (b) The representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof, and will be true and correct after giving effect to this Amendment.

          (c) No Default or Event of Default has occurred and is continuing, or will have occurred or be continuing after giving effect to this Amendment.

          SECTION 3.  Miscellaneous.  (a)  THIS AMENDMENT
SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE
INTERNAL LAWS OF THE STATE OF NEW YORK.

          (b) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.

          (c) Except as specifically amended or modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby. The Credit
Agreement, as amended and modified hereby, constitutes the entire agreement of the parties relating to the matters contained herein and therein, superseding all prior contracts or agreements, whether oral or written, relating to the matters contained herein and therein.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.

                         SALOMON SMITH BARNEY HOLDINGS INC.,


                         By:  /s/  Mark Kleinman
                              -----------------------------
                              Name:  Mark Kleinman
                              Title:    Executive Vice President and Treasurer


                         GENESIS CRUDE OIL, L.P., by GENESIS
                         ENERGY, L.L.C., its operating
                         general partner,


                         By:  /s/  Ross A. Benavides
                              ----------------------------
                              Name:  Ross A. Benavides
                              Title:  Chief Financial Officer